Income Taxes	12 Months Ended
Feb. 28, 2015
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The difference between the amount of the provision for income taxes and the amount computed by multiplying income from continuing operations before income taxes by the statutory Canadian tax rate is reconciled as follows:

	For the year ended
	February 28, 2015	March 1, 2014	March 2, 2013
Statutory Canadian tax rate	26.6%	26.6%	26.6%
Expected recovery of income taxes from continuing operations	$(102)	$(1,908)	$(324)
Differences in income taxes resulting from:
Valuation allowance	79	781	—
Investment tax credits	(51)	(77)	(127)
Canadian tax rate differences	(27)	(82)	(125)
Change in unrecognized income tax benefits	—	—	(116)
Non-deductible goodwill impairment	—	—	84
Foreign tax rate differences	11	(10)	6
Other differences	9	(15)	10
	$(81)	$(1,311)	$(592)

	For the year ended
	February 28, 2015	March 1, 2014	March 2, 2013
Loss from continuing operations before income taxes:
Canadian	$(600)	$(7,212)	$(1,365)
Foreign	215	28	145
	$(385)	$(7,184)	$(1,220)

The recovery of income taxes from continuing operations consists of the following:

	For the year ended
	February 28, 2015	March 1, 2014	March 2, 2013
Current
Canadian	$(153)	$(1,203)	$(760)
Foreign	21	77	88
Deferred
Canadian	39	(184)	68
Foreign	12	(1)	12
	$(81)	$(1,311)	$(592)

Deferred income tax assets and liabilities consist of the following temporary differences:

	As at
	February 28, 2015	March 1, 2014
Assets
Property, plant and equipment	$81	$430
Non-deductible reserves	108	120
Minimum taxes	268	120
Convertible debenture (see note 10)	121	95
Research and development	199	41
Tax loss carryforwards	84	25
Other	15	25
Deferred income tax assets	876	856

Valuation allowance	866	783
Deferred income tax assets net of valuation allowance	10	73

Liabilities
Property, plant and equipment	(15)	—
Withholding tax on unremitted earnings	(33)	(32)
Deferred income tax liabilities	(48)	(32)
Net deferred income tax asset/(liability)	$(38)	$41
Deferred income tax asset - current	$10	$73
Deferred income tax liability - long-term	(48)	(32)
	$(38)	$41

The Company regularly assesses the need for a valuation allowance against its deferred tax assets. In making that assessment, the Company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more-likely-than-not that some or all of the deferred tax assets will be realized. In evaluating the need for a valuation allowance, the Company noted that there were increases in deductible temporary differences which are not currently deductible for tax purposes and the Company has three years of cumulative losses for fiscal 2015. As a result, the Company was unable to recognize the benefit relating to a significant portion of deferred tax assets that arose in fiscal 2015, which resulted in the recognition of a $866 million (March 1, 2014 - $783 million) valuation allowance against its deferred tax assets. The deferred tax recovery is partially offset by this deferred tax valuation allowance of $79 million and included in the income tax provision in fiscal 2015 (March 1, 2014 - $781 million). This accounting treatment has no effect on the Company’s actual ability to utilize deferred tax assets to reduce future cash tax payments. The Company will continue to assess the likelihood that the deferred tax assets will be realizable at each reporting period and the valuation allowance will be adjusted accordingly.
During the third quarter in fiscal 2014, the Company took steps to accelerate the receipt of a portion of the tax refund to which it was entitled. The Canadian federal and Ontario provincial Ministers of Finance had indicated to the Company that they would be prepared to recommend measures such that the acceleration would not jeopardize the entitlement to the balance of its tax refund. The Company's actions resulted in a November 3, 2013 taxation year end (triggering the entitlement to the tax refund accrued to that date). In December 2013, Remission Orders were made by the Canadian federal and Ontario provincial governments which preserved the Company's ability to carry back losses for the balance of its fiscal 2015 year and for its fiscal 2015 year on the same basis as without the November 3, 2013 taxation year end. The tax provision includes the impact of the Remission Orders in accordance with ASC 740.
Given the change in financial circumstances for the Company in fiscal 2014, a determination was made that the Company no longer has plans to permanently reinvest the cumulative earnings of its foreign subsidiaries. As a result, $33 million relating to future withholding taxes was accrued as a deferred tax liability (March 1, 2014 - $32 million).
The Company’s total unrecognized income tax benefits as at February 28, 2015 and March 1, 2014 were $11 million and $8 million, respectively. A reconciliation of the beginning and ending amount of unrecognized income tax benefits that, if recognized, would affect the Company’s effective income tax rate is as follows:

	For the year ended
	February 28, 2015	March 1, 2014	March 2, 2013
Unrecognized income tax benefits, opening balance	$8	$29	$146
Increase for income tax positions of prior years	3	5	9
Increase for income tax positions of current year	—	—	2
Settlement of tax positions	—	(23)	(152)
Other	—	(3)	24
Unrecognized income tax benefits, ending balance	$11	$8	$29

As at February 28, 2015, all of the unrecognized income tax benefits of $11 million have been netted against deferred income tax assets on the Company’s consolidated balance sheets.
A summary of open tax years by major jurisdiction is presented below:

Jurisdiction
Canada(1)	Fiscal 2009 - 2015
United States(2)	Fiscal 2012 - 2015
United Kingdom	Fiscal 2011 - 2015
_______________
(1)Includes federal as well as provincial and state jurisdictions, as applicable.
(2)Pertains to federal tax years. Certain state jurisdictions remain open from fiscal 2012 through fiscal 2015.
The Company is subject to ongoing examination by tax authorities in the jurisdictions in which it operates. The Company regularly assesses the status of these examinations and the potential for adverse outcomes to determine the adequacy of the provision for income taxes as well as the provisions for indirect and other taxes and related penalties and interest. The Company believes it is reasonably possible that approximately $8 million of its gross unrecognized income tax benefit will be realized in the next twelve months. While the final resolution of these audits is uncertain, the Company believes the ultimate resolution of these audits will not have a material adverse effect on its consolidated financial position, liquidity or results of operations.
The Company recognizes interest and penalties related to unrecognized income tax benefits as interest expense that is netted and reported within investment income (loss). The amount of interest accrued as at February 28, 2015 was approximately $1 million (March 1, 2014 – approximately $1 million). The amount of penalties accrued as at February 28, 2015 was nominal (March 1, 2014 – nominal).
As at February 28, 2015, the Company has the following net operating loss carryforwards and tax credits which are not recognized for accounting purposes and are scheduled to expire in the following years:

Year of Expiry	Net Operating Losses	Capital Losses	Research and Development Tax Credits	Minimum Taxes
2026	$3	$—	$—	$—
2028	2	—	—	—
2029	15	—	—	1
2030	—	—	—	109
2031	28	—	—	127
2032	—	—	—	27
2033	—	—	119	—
2034	—	—	111	—
2035	294	—	42	—
Indefinite	—	23	—	—
	$342	$23	$272	$264